



OMEGA PROTEIN®

Healthy Products for a Healthy World®





May 2017

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. In this presentation and in reports we file or furnish with the SEC, and in related comments by our management, we use words like “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “see,” “seek,” “should,” “target,” or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgement about possible future events. In making these statements we rely on assumptions and analyses based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors, both positive and negative. These factors include among others the following: (1) the Company’s ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of laws and regulations that may be enacted that may restrict the Company’s operations or the sale of the Company’s products or increase the cost of compliance; (3) the impact of worldwide supply and demand relationships on prices for the Company’s products; (4) the Company’s expectations regarding demand and pricing for its products proving to be incorrect, and the effect of forward sales of products on the Company’s financial results; (5) fluctuations in the Company’s quarterly operating results due to the seasonality of the Company’s business, estimates of standard cost for inventory and subsequent adjustments to such costs, and the Company’s deferral of inventory sales based on worldwide prices for competing products; (6) the Company’s ability to realize the anticipated benefits from its acquisitions in the human nutrition business, and specifically, to integrate successfully its acquisitions in the human nutrition segment; (7) the Company’s expectations regarding its human nutrition segment, its future prospects and the dietary supplement market or the human health and wellness segment generally; (8) increase in the price and shortage of key raw materials that could adversely affect the Company’s human nutrition segment; (9) the cost of compliance or potential restrictions on sales caused by laws and regulations regarding fish meal or oil importation into foreign jurisdictions; (10) the impact of any resolution of a Department of Justice False Claims Act inquiry and a Securities and Exchange Commission inquiry on the Company’s business, reputation, results of operations and financial condition; (11) the Company’s expectations regarding the suspension of its previously announced stock repurchase program and the duration of that suspension, and the ability of the Company to purchase shares of its common stock under that repurchase program, if it is resumed; (12) the Company’s expectations regarding the ASMFC’s 2017 harvest quota decision, including timing and allocations among ASMFC member states and user groups; (13) the ability or willingness of the Company to make further dividend payments under its previously announced quarterly dividend program, and the anticipated level of those payments; (14) the impact of the Company’s previous announcement of the Company’s review of strategic alternatives of its human nutrition segment, as well as any strategic transaction that may be pursued as a result of such review, including on its financial and operating results, or its employees, suppliers and customers, as well as the uncertainty associated with being able to identify, evaluate and complete any strategic alternative; (15) the impact of the Company’s inability to utilize any H2B visa workers on the Company’s 2017 Gulf of Mexico fishing season; and (16) the impact of pending class action litigation recently filed against the Company on the Company’s business, reputation, results of operations and financial condition. Some of the information in this presentation is derived from third-party sources. While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.


RAPPAHANNOCK

our Vision

To be a leading, trusted source for sustainable, value-adding nutritional products

Investment Highlights

NUTRITION PRODUCTS COMPANY

- **favorable industry trends**
  Drive increased demand for products
- **customer base**
  Blue-chip nutrition customers
- **strong portfolio**
  Specialty proteins and oils
- **established network**
  Nutritional "know-how", relationships, and manufacturing capabilities through-out the supply chain
- **strong cash flow & balance sheet**
  Funds reinvestment in business and cash to shareholders while maintaining financial flexibility
- **well-positioned for long-term growth**
  Leverage competitive advantages to drive sales and operational efficiency

OME By The Numbers

1913
YEAR COMPANY WAS FOUNDED

19
YEARS NEW YORK STOCK EXCHANGE

1,013
EMPLOYEES WORLD-WIDE

7
MANUFACTURING FACILITIES

30+
FISHING VESSELS

300+
PRODUCTS PRODUCED

40+
EXPORT COUNTRIES

$391M
2016 REVENUE

$95M
2016 ADJUSTED EBITDA*

OMEGA PROTEIN

Source: Omega Protein

* See Appendix for a reconciliation of Adjusted EBITDA to net income

Strategy to Increase Shareholder Value

Drive Sales Growth

- Expand Sales to Existing Customers & Acquire New Customers
- Develop New Products & Line Extensions

Focus on Efficiency & Cost Structure

- Debottleneck & Improve Capacity Utilization
- Lower Operating Costs

STRONG FINANCIAL RESULTS & CASH FLOWS

Macro Demand Trends Support Global Growth

Growing, more health conscious population, seeks more nutritional foods

GROWING Global Population[1]

2015e | 7.3 billion



GROWING Global Middle Class[3]

Increased purchasing power towards more nourishing, appetizing, and safe foods



1.8B
3.2B
4.9B
2009
2020
2030

GROWING Aging Population[4]

14.1% 21.7%

2013 2040

Older adults seek better nutrition to increase longevity and a higher quality of life





57% consumers **WANT** more **PROTEIN**[5]

MORE Farm-Raised Seafood



>50% in 2016

&

62% by 2030

of ALL SEAFOOD will be **FARM-RAISED**[6]



3X Sales GROWTH in HEALTH AND WELLNESS products versus conventional[2]

Sources: World Population- 1. "Medium fertility estimate" The United Nations Department of Economic and Social Affairs, Population Division. July 1, 2015 ; 2. Roth, Bill. "American Consumers Gobble Healthy Foods at Unprecedented Rate" . Triple Pundit; 3. Pezzini, Mario. "An Emerging Middle Class." OECD Observer; 4. "Highlights" . Administration on Aging. U.S. Department of Health and Human Services; 5. 2014 Food and Health Survey. 6. International Food Information Council (IFIC7. "Fish to 2030: Prospects for Fisheries and Aquaculture." The World Bank. 2014.

OMEGA PROTEIN®

End Markets and Blue Chip Customer Base

32%	19%	16%	20%	13%
AQUACULTURE	COMPANION	LIVESTOCK	SUPPLEMENT	FOOD
Cargill	Nestlé Purina	Cargill	Pharmavite	Carrington Farms
EWOS	Blue	Purina – Purina Animal Nutrition LLC	NBTY	NOW
Skretting – a Nutreco company	Hill's – Transforming Lives	ADM	Swanson Health Products	Nature's Way
Marine Harvest – excellence in seafood	Big Heart Pet Brands	nuscience – safe & innovative nutrition	Vitacost	Perrigo
Cooke Aquaculture Inc.	Mars petcare		Nordic Naturals	Danone
			GNC LiveWell	ONNIT
			Jarrow Formulas	

Source: Omega Protein, % 2016 Revenue.

Focused on Specialty Oils and Proteins

PROTEINS		SPECIALTY OILS	
FISH MEAL	DAIRY PROTEIN	MARINE-BASED OILS	PLANT-BASED OILS






% of Revenue by Product Category 2016

Protein	48%
Specialty Oils	49%
Other Nutrients	3%



% of Revenue by Product Type 2016

Proteins		Specialty Oils	
MARINE	DAIRY	MARINE	PLANT
91%	9%	68%	32%

OMEGA PROTEIN

Source: Omega Protein, % 2016 Revenue.

Global Supply Chain and Customer Base



EXPORT: 40+ countries

	N. America	61%
	Asia	19%
	Europe	19%
	S. America & Other	1%



Source: Omega Protein, % 2016 Revenue.

OMEGA PROTEIN®

Vertically Integrated Model from Sourcing to Packaging

Integration allows creation of differentiated products, control over sourcing, & reduced costs


DEVELOP
SOURCE
PROCESS
BLEND & PACKAGE
MARKET & SELL

SUPPLY CHAIN

vertically integrate or out-source as appropriate

Animal Nutrition

Priorities

- Successful 2017 fishing season
- Continue allocating products to highest value/most strategic end users/markets
- Complete growth capital projects

Growth Strategies

- Additional volume growth via capital projects
- Focus on efficiency and cost structure

2016 Results

- REVENUE: $263M
- GROSS PROFIT: $98M
- GROSS MARGIN: 37.3%

Major Product Groups

Fish Meal	65%
Un-refined Fish Oil	25%
Refined Fish Oil	9%
Solubles & Other	1%



Regions

North America	48%
Asia	27%
Europe	24%
S. America	1%



Source: Omega Protein, % 2016 Revenue.

Supply Not Keeping Up With Demand

GLOBAL FISH MEAL PRODUCTION


Thousand Metric Tons
5,868
5,092
5,052
4,972
4,903
4,569
5,861
4,753
4,940
4,481
4,731
4,400
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

GLOBAL FISH OIL PRODUCTION


Thousand Metric Tons
988
983
1,061
1,056
1,032
864
1,104
942
928
937
856
925
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

RISING DEMAND + FLAT SUPPLY = RISING PRICES

OMEGA PROTEIN REVENUE PER TON*

U.S. $


$575
$661
$806
$978
$845
$1,063
$1,052
$1,045
$1,355
$1,390
$1,453
$1,455
Trailing 10-year CAGR
12.1% 10.3% 8.3% 10.5% 9.5% 9.7% 8.2%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

OMEGA PROTEIN

Source: "Yearbook of Statistics 2016", IFFO; Preliminary 2016 Estimate as of February 23, 2017, IFFO; * Excludes human nutrition segment

Human Nutrition

Priorities

- Continue to integrate
- Focus on capacity utilization
- Leveraging customer relationships and OME product portfolio

Growth Strategies

- Acquire new customers
- Expand products sold to existing customers
- Expand product portfolio through innovation and line extensions

2016 Results

- REVENUE: $128M
- GROSS PROFIT: $16M
- GROSS MARGIN: 12.5%

Major Product Groups

Plant Oils	48%
Marine Oils	31%
Dairy Protein	13%
Other Nutraceuticals	8%



Regions

North America	88%
Europe	10%
Asia & Other	2%



OMEGA PROTEIN®

Source: Omega Protein, % 2016 Revenue.

OMEGA PROTEIN®


NEW YORK STOCK EXCHANGE

FINANCIAL HIGHLIGHTS

Income Statement Highlights



REVENUE
Million U.S. $
$236
$244
$309
$359
$391
2012
2013
2014
2015
2016
Animal
Human



GROSS MARGIN
Million U.S. $
18%
34%
25%
28%
29%
$42
$83
$78
$98
$114
2012
2013
2014
2015
2016
Gross Profit
Gross Margin

Top line growth across business

Strong industry fundamentals yield healthy margins over time

Seasonal factors can create short-term volatility

Strong Cash Flow Generation



Adjusted EBITDA*
Million U.S. $
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
35%
30%
25%
20%
15%
10%
5%
0%
15%
31%
23%
22%
24%
$36
$77
$70
$80
$95
2012
2013
2014
2015
2016
TYPICAL MAINTENANCE CAPITAL REQUIREMENTS
Adjusted EBITDA
Adjusted EBITDA Margin

CAPITAL ALLOCATION PRIORITIES

MAINTAIN THE BASE BUSINESS

Invest Growth Capital	Return Capital to Shareholders

* See Appendix for a reconciliation of Adjusted EBITDA to net income

Financially Flexible Balance Sheet

DEBT BALANCE
Million U.S. $



$28
$24
$35
$24
$1
2012
2013
2014
2015
2016

Note: Debt includes capital leases

12/31/16 CREDIT METRICS

Debt: Adjusted EBITDA	0.01x
Debt: Book Capital	0.3%
Available Liquidity*	$154M

Strong Balance Sheet and Ample Liquidity provide **Financial Flexibility** to

WITHSTAND VOLATILITY

EXECUTE CAPITAL ALLOCATION PRIORITIES

OMEGA PROTEIN®

* Cash and credit facility availability

Favorably Positioned vs. Peers

ADJUSTED EBIT* MARGIN
Million U.S. $



$80
$70
$60
$50
$40
$30
$20
$10
$0
25%
20%
15%
10%
5%
0%
7%
23%
16%
15%
18%
$18
$55
$48
$55
$70
2012
2013
2014
2015
2016
Adjusted EBIT
Adjusted EBIT Margin

OPERATING MARGINS compare FAVORABLY to peers

PEER GROUP MEDIAN EBIT %

14.0% Food Ingredients
10.2% Vitamins, Minerals & Supplements

9.3% Dairy Products
9.0% Natural/Organic & Functional Foods
7.5% Protein Processing

5.7% Private Label
4.2% Agricultural Products

OMEGA PROTEIN®

* See Appendix for a reconciliation of Adjusted EBIT to net income
Note: Peer group data per Baird Global Food & Beverage Monthly, January 2017, median 12/31/16 EBIT margins

Investment Highlights

NUTRITION PRODUCTS COMPANY

- **favorable industry trends**
  Drive increased demand for products
- **customer base**
  Blue-chip nutrition customers
- **strong portfolio**
  Specialty proteins and oils
- **established network**
  Nutritional "know-how", relationships, and manufacturing capabilities through-out the supply chain
- **strong cash flow & balance sheet**
  Funds reinvestment in business and cash to shareholders while maintaining financial flexibility
- **well-positioned for long-term growth**
  Leverage competitive advantages to drive sales and operational efficiency

OMEGA PROTEIN



APPENDIX

Omega Protein Gross Profit Drivers


Animal Segment Gross Profit
$97.9M
37.3% of revenues
Human Segment Gross Profit
$16.0M
12.5% of revenues
Omega Protein Consolidated Gross Profit
$113.9M
29.1% of revenues

2016 Results Displayed

Animal Nutrition Gross Profit Drivers

REVENUE PER TON — $1,455

KEY DRIVERS
- Market Prices
- Forward Contracting
- Product Mix

SALES VOLUME — 180,505 tons

KEY DRIVERS
- Production
  - Catch
  - Yield
- Inventory Carryover

COST PER TON — $912

KEY DRIVERS
- Catch
- Yield
- Production Costs
- Product Mix

REVENUE — $262.5M

COST OF SALES — $164.6M

Animal Segment Gross Profit

$97.9M

37.3% of revenues

LEGEND

Key Input — 2016 Results

Human Nutrition Gross Profit Drivers

REVENUE → $128.3M

KEY DRIVERS
- Plant Oil Sales
- Marine Oil Sales
- Dairy Protein Sales
- Other Nutraceutical Sales

GROSS MARGIN % → 12.5%

KEY DRIVERS
- Capacity Utilization
- Production Costs
- Market Prices
- Product Mix

Human Segment Gross Profit

$16.0M
12.5% of revenues

LEGEND

Key Input → 2016 Results

OME Key Historical Drivers

		2012	2013	2014	2015	2016
	ANIMAL NUTRITION SEGMENT					
	FINANCIAL DRIVERS					
(A)	Fish Catch (short tons)	578,392	485,626	394,281	530,767	455,935
	Implied Total Yield	33.6%	39.2%	35.1%	34.2%	37.4%
(C)	Total Production (tons)	194,197	190,146	138,209	181,551	170,292
(D)	Volume Sold	202,177	157,313	175,362	151,302	180,505
(E)	Revenue Per Ton	$ 1,045	$1,355	$1,390	$1,453	$1,455
(F)	Cost per Ton	$ (859)	$(867)	$(976)	$(919)	$(912)
	FINANCIAL RESULTS ($ in millions)					
(G)=(D)*(E)[1]	Revenue	$ 213.7	$213.2	$243.8	$220.1	$262.5
(H)=(D)*(F)[1]	Cost of Sales	$ (176.6)	$(136.1)	$(171.2)	$(139.0)	$(164.6)
(I)=(G)-(H)	Gross Profit	$ 37.1	$77.1	$72.6	$81.1	$97.9
(J)=(I)/(G)	Gross Margin (Gross Profit as a Percent of Revenues)	17.3%	36.2%	29.8%	36.8%	37.3%
	HUMAN NUTRITION SEGMENT					
	FINANCIAL DRIVERS ($ in millions)					
(K)	Revenues	$ 22.0	$31.1	$64.8	$139.2	$128.3
(L)	Gross Margin	22.8%	18.2%	7.7%	12.8%	12.5%
	Acquisitions		Wisconsin Specialty Protein (February, 2013)	Bioriginal (September, 2014)		
	FINANCIAL RESULTS ($ in millions)					
(K)	Revenue	$ 22.0	$31.1	$64.8	$139.2	$128.3
(M)=(K)-(N)	Cost of Sales	$ (17.0)	$(25.4)	$(59.8)	$(121.4)	$(112.3)
(N)=(K)*(L)	Gross Profit	$ 5.0	$5.7	$5.0	$17.8	$16.0
(L)	Gross Margin	22.8%	18.2%	7.7%	12.8%	12.5%
	Consolidated Financial Results ($ in millions)					
(O)=(G)+(K)	Revenue	$ 235.7	$244.3	$308.6	$359.3	$390.8
(P)=(H)+(M)	Cost of Sales	$ (193.6)	$(161.5)	$(231.0)	$(260.4)	$(276.9)
(Q)=(O)-(P)	Gross Profit	$ 42.1	$82.8	$77.6	$98.9	$113.9
(R)=(Q)/(O)	Gross Margin	17.8%	33.9%	25.1%	27.5%	29.1%

OMEGA PROTEIN

[1] Also includes miscellaneous adjustments related to Omega Shipyard and other.

Regulation G Reconciliation

The following table provides a reconciliation of Adjusted EBIT and Adjusted EBITDA*, non-GAAP (Generally Accepted Accounting Principles) financial measures, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2012, 2013, 2014, 2015 and 2016.

	2012	2013	2014	2015	2016
Net Income (loss)	4	31	18	24	33
Reconciling items:					
Interest expense	1	1	1	1	0
Income tax provision (benefit)	7	15	12	15	18
Charge related to investigation	8	-	-	-	2
Net loss on disposal of assets	(2)	7	8	9	3
Impairment of intangible assets	-	-	5	4	12
Acquisition-related costs	-	1	4	2	2
Adjusted EBIT	18	55	48	55	70
Depreciation and amortization	18	22	22	25	25
Adjusted EBITDA	36	77	70	80	95

Regulation G Reconciliation

*Adjusted EBIT represents net income before interest expense, income tax, investigation charge, net loss on disposal of assets, impairment of intangible assets and acquisition-related costs. Adjusted EBITDA represents Adjusted EBIT before depreciation and amortization. The Company has reported Adjusted EBIT and Adjusted EBITDA because it believes Adjusted EBIT and Adjusted EBITDA are measures commonly reported and widely used by investors as indicators of a company's operating performance. The Company believes Adjusted EBIT and Adjusted EBITDA assist such investors in comparing a company's performance on a consistent basis. Adjusted EBIT and Adjusted EBITDA are not calculations based on GAAP and should not be considered alternatives to net income in measuring our performance or used as exclusive measures of cash flow because they do not consider the impact of working capital changes, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBIT and Adjusted EBITDA. While Adjusted EBIT and Adjusted EBITDA have been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBIT and Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBIT and Adjusted EBITDA as reported by other companies. Adjusted EBIT and Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBIT and Adjusted EBITDA are not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.